UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 5, 2009

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2009, NIC Inc. issued a press release announcing its financial results for the third quarter of 2009 and discussing its financial guidance for the remainder of 2009 and its financial guidance relating to its contract in the state of Texas for fiscal year 2010. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 7.01          REGULATION FD DISCLOSURE

On November 5, 2009, NIC Inc. issued a press release announcing its financial results for the third quarter of 2009 and discussing its financial guidance for the remainder of 2009 and its financial guidance relating to its contract in the state of Texas for fiscal year 2010. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC Inc. will host a conference call, which will also be available by webcast, to discuss its financial results for the third quarter of 2009 at 4:30 p.m. EST on November 5, 2009.

The information in this Form 8-K and Exhibit 99 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Press release issued by NIC Inc. dated November 5, 2009, furnished solely for purposes of incorporation by reference to Item 2.02 herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

Date: November 5, 2009	/s/ Stephen M. Kovzan
Stephen M. Kovzan Chief Financial Officer